Exhibit 10.1

CONSENT TO NOTE PURCHASE AGREEMENT

AND ASSUMPTION AGREEMENT

THIS CONSENT TO NOTE PURCHASE AGREEMENT AND ASSUMPTION AGREEMENT, dated as of August 10, 2018 (this “Agreement”), is entered into by and among DEPOMED, INC., a California corporation (the “Borrower”), ASSERTIO THERAPEUTICS, INC., a Delaware corporation (the “Successor Borrower”), the other Credit Parties party hereto, the Purchasers party hereto, and DEERFIELD PRIVATE DESIGN FUND III, L.P., a Delaware limited partnership, as a Purchaser and as collateral agent (in such latter capacity, the “Agent”).

BACKGROUND STATEMENT

A.                                    The Borrower, the Purchasers and the Agent entered into that certain Note Purchase Agreement, dated as of March 12, 2015, as amended by that certain Consent and First Amendment to Note Purchase Agreement, dated as December 29, 2015, that Waiver and Second Amendment to Note Purchase Agreement, dated as December 4, 2017, and that Waiver, Consent and Third Amendment to Note Purchase Agreement and Partial Release of Security Interest, dated as of August 1, 2018 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Purchase Agreement”), pursuant to which the Borrower issued up to $575,000,000 aggregate principal amount of secured notes to the Purchasers.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B.                                    The Borrower wishes to change its state of incorporation from California to Delaware, which reincorporation will be effected in accordance with the terms and conditions of the Agreement and Plan of Merger of the Borrower and the Successor Borrower, substantially in the form attached hereto as Exhibit A (the “Merger Agreement” and the merger effected in accordance with the terms thereof, the “Merger”).  Pursuant to the Merger, the Borrower will merge into the Successor Borrower, which is currently a wholly-owned Subsidiary of the Borrower, with the Successor Borrower continuing as the surviving corporation and assuming all of the rights and obligations of the Borrower as “Borrower” under the Purchase Agreement and the other Credit Documents.

C.                                    In connection with the Merger, the Successor Borrower desires to become the “Borrower” under the Purchase Agreement and the other Credit Documents and to assume all of the rights and obligations of the Borrower as “Borrower” thereunder.

D.                                    The Borrower and the Successor Borrower have requested that the Purchasers consent to the Merger, including the Successor Borrower becoming the “Borrower” under the Purchase Agreement and the other Credit Documents and assuming all of the rights and obligations of the Borrower as “Borrower” thereunder.

E.                                     The Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, are willing to provide the aforementioned consent in accordance with, and subject to, the terms and conditions set forth herein, including without limitation, the assumption by the Successor Borrower of the all the rights and obligations of the

Borrower as “Borrower” under the Purchase Agreement and the other Credit Documents and amendments to the Purchase Agreement, in each case, as set forth below.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONSENT

1.1                               Subject to the terms and conditions hereof, the Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, hereby waive compliance with Section 6.1 of the Purchase Agreement in connection with, and consent to, the Borrower and the Successor Borrower entering into the Merger Agreement and consummating the Merger in accordance with the terms thereof pursuant to which the Successor Borrower will continue as the surviving corporation and assume all of the rights and obligations of the Borrower as “Borrower” under the Purchase Agreement and the other Credit Documents .

1.2                               The waiver and consent set forth in Section 1.1 is only with respect to the Merger Agreement substantially in the form attached hereto as Exhibit A and if any amendment, modification or supplement is made to the Merger Agreement or if any waiver is granted by any party thereto from compliance with the terms thereof, in each case, in a manner that could reasonably be expected to adversely affect the Purchasers in any material respect without the written consent of the Required Purchasers such waiver and consent shall be rendered null and void ab initio.

ARTICLE II

ASSUMPTION

2.1                               Assumption.  As of the Merger Effective Date (as defined below), the Successor Borrower hereby agrees (a) to become the “Borrower” as that term is defined in Section 1.1 of the Purchase Agreement and the other Credit Documents, with the same force and effect as if it had executed the Purchase Agreement and the other Credit Documents as of the original date of execution thereof, and (b) expressly and completely assumes, as its direct and primary obligation, the due and punctual payment of the Obligations and the due and punctual performance of and compliance with, and agrees to be bound by, all of the terms and conditions of the Purchase Agreement and the other Credit Documents to be performed or complied with by the Borrower.

2.2                               Reference in Credit Documents.  From and after the Merger Effective Date, each reference to “Borrower” in the Purchase Agreement and any of the other Credit Documents shall mean the Successor Borrower.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Purchasers to enter into this Agreement, the Borrower and the Successor Borrower hereby represent and warrant to the Agent and the Purchasers as follows:

3.1                               Representations and Warranties.  Both immediately before and after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties of each Credit Party contained in the Purchase Agreement and each other Credit Document is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

3.2                               No Default.  Both immediately before and after giving effect to this Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

3.3                               Authorization; Approvals.  The execution, delivery and performance of this Agreement and the transactions contemplated hereby (a) are within the corporate or limited liability company authority, as applicable, of each Credit Party, (b) have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each Credit Party, (c) do not and will not contravene any other Requirement of Law to which any Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Credit Party,  and (d) do not violate or breach any provision of the governing documents of any Credit Party or any agreement or other instrument binding upon any Credit Party. The execution, delivery and performance of this Agreement by each Credit Party does not require the approval or consent of, or filing with, any Governmental Authority.

3.4                               Enforceability.  This Agreement has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

3.5                               Material Non-Public Information. As of 8:30 a.m. on the second Business Day immediately following the Merger Effective Date, it has disclosed all material, non-public information (if any) provided or made available to any Restricted Purchaser (or any such Restricted Purchaser’s agents or representatives) on or prior to such date by it or any of its respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement, the Merger or otherwise.

ARTICLE IV

EFFECTIVENESS

4.1                               This Agreement shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (such date, the “Effective Date”):

(a)                                 The Agent shall have received an executed counterpart of this Agreement from the Borrower, the Successor Borrower and each other Credit Party and Purchasers constituting the Required Purchasers.

(b)                                 The Agent shall have received an opinion of counsel to the Credit Parties dated as of the Effective Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Required Purchasers.

(c)                                  The Agent shall have received a certificate of the secretary or an assistant secretary of the Successor Borrower, in form and substance reasonably satisfactory to the Required Purchasers, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation, certificate of formation or other organizational document and all amendments thereto of the Successor Borrower, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws, operating agreement or similar governing document of the Successor Borrower, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of the Successor Borrower, authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party either as signatory thereto or as successor-in-interest to the Borrower, and (iv) as to the incumbency and genuineness of the signature of each officer of the Successor Borrower executing this Agreement or any of such other Credit Documents, and attaching all such copies of the documents described above.

(d)                                 The Agent shall have received a certificate as of a recent date of the good standing of the Successor Borrower, under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction.

(e)                                  The Agent shall have received evidence that UCC financing statements naming the Successor Borrower as debtor and the Agent as secured party and describing the collateral encumbered by the Security Documents have been duly filed in each jurisdiction necessary to perfect the Liens created by the Security Documents.

(f)                                   The Agent shall have received certified reports from an independent search service satisfactory to it showing that there is no judgment or tax lien filing or UCC financing statement naming the Successor Borrower as debtor in any applicable jurisdiction.

(g)                                  The Borrower shall have paid all expenses due in accordance with Section 8.1 hereof.

(h)                                 Both immediately before and after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the Effective Date and the Merger Effective Date, with the same effect as if made on and as of such date.

ARTICLE V

POST-EFFECTIVENESS OBLIGATIONS

5.1                               Within 3 Business Days of the Effective Date, (a) the Merger shall be effective (the date on which the Merger is effective, the “Merger Effective Date”) and (b) the Borrower shall deliver to the Agent (i) a fully executed copy of the Merger Agreement and (ii) evidence that all filings required to be made with the Secretaries of State (or comparable Governmental Authorities) of Delaware and California in order to make the Merger effective have been made.

ARTICLE VI

SECURITIES ACT RELATED OBLIGATIONS

6.1                               On or before 8:00 a.m., New York time, on the second Business Day immediately following the Merger Effective Date, the Borrower shall file a Current Report on Form 8-K (a) disclosing (i) the effectiveness of the Merger and (ii) all other material, non-public information (if any) provided or made available to any Restricted Purchaser (or any such Restricted Purchaser’s agents or representatives) on or prior to such date by the Borrower, the Successor Borrower or any of their respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement, the Merger Agreement, or otherwise and (b) including this Agreement and the Merger Agreement in their entirety as exhibits thereto.  After giving effect to the filing required under this Section 6.1, the Borrower and the Successor Borrower expressly acknowledge and agree that no Restricted Purchaser and none of its agents or representatives shall have any duty of trust or confidence with respect to, or a duty not to trade on the basis of, any information provided by the Borrower , the Successor Borrower or any of their respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement, the Merger or otherwise.

ARTICLE VII

AFFIRMATION OF OBLIGATIONS

Each of the Credit Parties, including the Successor Borrower, hereby acknowledges and consents to all of the terms and conditions of this Agreement and agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations (as applicable) under the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party.  Further, each of the Credit Parties hereby (i) ratifies and confirms its pledge of and grant of a security interest in and Lien on all of its collateral to the Agent made pursuant to the Security Agreement and the other Credit Documents to which it is a party, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien, (ii) confirms and agrees that, after giving effect to this Agreement, the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and (iii) represents and warrants to the Agent and the Purchasers that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Agreement.  Each of the Credit Parties further waives any defense to its guaranty liability occasioned by this Agreement.  This acknowledgement and confirmation by each of the Credit Parties is made and delivered to induce the Agent and the Purchasers to enter into this Agreement, and each Credit Party acknowledges that the Agent and the Purchasers would not enter into this Agreement in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VIII

EXPENSES

8.1                               Expenses.  Whether or not the Effective Date occurs, the Borrower agrees, on demand, to pay all reasonable out-of-pocket costs and expenses of the Agent and each Purchaser (including, without limitation, reasonable fees and expenses of counsel) in connection with the preparation, negotiation, execution and delivery of this Agreement.

ARTICLE IX

MISCELLANEOUS

9.1                               Effect of Agreement.  From and after the Effective Date, all references to the Purchase Agreement set forth in the Purchase Agreement and any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Purchase Agreement as modified by this Agreement.  This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement except as expressly set forth herein.  Nothing herein shall be deemed to entitle the Borrower or any other Credit Party or Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement or any other Credit Document in similar or different circumstances.  For the avoidance of doubt, this Agreement shall be deemed a Credit Document.

9.2                               Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

9.3                               Severability.  To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

9.4                               Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

9.5                               Construction.  The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

9.6                               Counterparts; Integration.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Agreement or any counterpart may be executed and delivered by facsimile or electronic mail, each of which shall be deemed an original. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the undersigned Agent, Purchasers, the Borrower and the other Credit Parties have caused this Agreement to be duly executed as of the date first above written.

Borrower:

DEPOMED, INC.

By:	/s/ Arthur Higgins
Name: Arthur Higgins
Title: President and Chief Executive Officer

Successor Borrower:

ASSERTIO THERAPEUTICS, INC.

By:	/s/ Arthur Higgins
Name: Arthur Higgins
Title: President and Chief Executive Officer

Other Credit Parties:

DEPO NF SUB, LLC

By:	Depomed, Inc., its sole member

By:	/s/ Arthur Higgins
Name: Arthur Higgins
Title: President and Chief Executive Officer

Agent and Purchasers:

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Collateral Agent and a Purchaser

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PARTNERS, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD INTERNATIONAL MASTER FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

EXHIBIT A

See the Agreement and Plan of Merger dated August 10, 2018, by an between Depomed Inc., a California corporation, and Assertio Therapeutics Inc., a Delaware corporation, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 15, 2018.